Principal Exchange-Traded Funds
Supplement dated July 29, 2019
to the Prospectus dated November 1, 2018
(as previously supplemented)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Add the following as the first paragraph under Liquidity:
The Funds have established a liquidity risk management program as required by the SEC’s Liquidity Rule. Under the program, PGI assesses, manages, and periodically reviews each Fund’s liquidity risk, which is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. As part of the program, PGI classifies each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.

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